UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2011

HOST HOTELS & RESORTS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14625	53-0085950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500

Bethesda, Maryland 20817

(Address of Principal Executive Offices and Zip Code)

(240) 744-1000

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

Host Hotels & Resorts, Inc. (“Host”) held its Annual Meeting of Stockholders on May 12, 2011. Stockholders were asked to vote on four proposals: the election of directors, the ratification of KPMG LLP as Host’s auditors for 2011, an advisory vote on executive compensation, and an advisory vote on the frequency of votes on executive compensation.

Proposal 1 – Election of Directors

Final votes regarding the election of eight directors for terms expiring at the 2012 annual meeting of stockholders are set forth below. Accordingly, each director nominee was elected for a one year term.

	FOR	AGAINST	ABSTENTIONS AND BROKER NON-VOTES
Robert M. Baylis	598,656,428	4,538,469	17,043,409
Willard W. Brittain	586,921,947	15,871,988	17,444,371
Terence C. Golden	593,030,616	10,165,545	17,041,983
Ann McLaughlin Korologos	596,388,849	6,830,668	17,019,755
Richard E. Marriott	589,893,515	13,258,738	17,087,019
John B. Morse, Jr.	601,462,810	1,329,454	17,446,846
Gordon H. Smith	601,459,074	1,333,608	17,446,590
W. Edward Walter	597,468,495	5,736,826	17,033,951

Proposal 2 – Ratification of Appointment of Independent Registered Public Accountants

Final votes on the ratification of the appointment of KPMG LLP as independent auditors of Host to serve for the 2011 calendar year are set forth below. Accordingly, the appointment of KPMG LLP was ratified.

FOR	AGAINST	ABSTENTIONS AND BROKER NON-VOTES
618,591,715	1,469,776	177,771

Proposal 3 – Advisory Vote on Executive Compensation

The final non-binding, advisory votes on the compensation of Host’s named executive officers are set forth below.

FOR	AGAINST	ABSTENTIONS AND BROKER NON-VOTES
600,420,500	2,430,813	17,387,904

Proposal 4 – Frequency of Advisory Vote on Executive Compensation

Final non-binding, advisory votes on the frequency of an advisory vote on executive compensation are set forth below.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS AND BROKER NON-VOTES
542,987,011	1,497,214	58,501,626	17,249,809

Host’s Board of Directors recommended an annual advisory vote on executive compensation. In light of Host’s Board of Directors’ recommendation of an annual advisory vote on executive compensation and taking into account the preferences of the stockholders, as set forth above, Host’s Board of Directors has determined that it will hold an advisory vote on the compensation of the Host’s named executive officers annually until the next required vote on the frequency of such an advisory vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.
(Registrant)

Date: May 17, 2011	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President and Corporate Controller